UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                  May 27, 2003


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                                74-2584033
(Commission File Number)               (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

                         Registrant's telephone number,
                              including area code:
                                  210-490-4788

Item 9. REGULATION FD DISCLOSURE

See attached Press Release



The following exhibits are filed as part of this report:

NUMBER                                       DOCUMENT

99.1                                          Press release dated May 27, 2003

                                   SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          ABRAXAS PETROLEUM CORPORATION



                       By: __/s/Chris Williford__________
                           Chris Williford
                           Executive Vice President, Chief Financial
                           Officer and Treasurer


Dated:    May 27, 2003

                                                                 Exhibit 99.1

                                  NEWS RELEASE

                    ABRAXAS PETROLEUM EXTENDS EXCHANGE OFFER

SAN ANTONIO, TX (May 27, 2003) - Abraxas Petroleum Corporation (AMEX:ABP) ("Abraxas") today announced that it has extended the exchange offer (the "Offer") for its 11 1/2% Senior Notes due 2007, Series A (the "Notes"), which commenced on April 23, 2003. Abraxas has extended the expiration date of the Offer until 5:00 P.M, New York City time, on June 16, 2003, unless the Offer is extended.

As of the close of business on May 23, 2003, $112.5 million principal amount of the Notes had been validly tendered or guaranteed.

The Notes were issued in January of this year in a private placement in connection with Abraxas' financial restructuring. The Offer is intended to allow holders of the Notes, subject to certain exceptions described in the exchange offer registration statement, to sell their Notes without restriction.

This announcement is not an offer to purchase, a solicitation of an offer to purchase, or solicitation of an offer to sell securities, with respect to any Notes. The Offer may only be made pursuant to the terms of the Offer to Exchange and the accompanying Letter of Transmittal.

Jefferies & Company, Inc. is acting as dealer manager and Mellon Investor Services, LLC is acting as information agent for the Offer.

Abraxas Petroleum Corporation is a San Antonio-based crude oil and natural gas exploitation and production company that also processes natural gas. The Company operates in Texas, Wyoming and western Canada.

Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for crude oil and natural gas. In addition, the Company's future crude oil and natural gas production is highly dependent upon the Company's level of success in acquiring or finding additional reserves. Further, the Company operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Janice Herndon/Manager Corp. Communications
Telephone 210.490.4788
jherndon@abraxaspetroleum.com
www.abraxaspetroleum.com